UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

RAMACO RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1800

Lexington, Kentucky 40507

(Address of principal executive offices)

(Zip Code)

Registrant’s Telephone Number, including area code: (859) 244-7455

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02.	Results of Operations and Financial Condition.

Ramaco Resources, Inc. previously provided preliminary production results for the fourth quarter of 2017 to the Mine Safety and Health Administration. The corrected preliminary production results for the fourth quarter of 2017, as well as for all of 2017, are set forth below.

Ramaco Resources, Inc.

Preliminary Clean Ton Production Results

(in millions of tons)

Mine Name	1Q17	2Q17	3Q17	4Q17	2017 Total
Stonecoal Branch Mine No. 2	0.00	0.06	0.07	0.11	0.23
Highwall Miner No. 1	0.00	0.00	0.00	0.03	0.03
Eagle Seam Deep Mine	0.00	0.01	0.08	0.13	0.22
Ram Surface Mine No. 1	0.00	0.00	0.00	0.01	0.01

Total	0.00	0.071	0.142	0.273	0.486

The results set forth above for the fourth quarter of 2017 are preliminary. Actual results may differ materially from these estimates due to financial closing procedures, final adjustments and other developments that may arise between now and the time the financial and operating results for the year ended December 31, 2017 are finalized.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Dissemination of Company Information

Ramaco Resources intends to make future announcements regarding its developments and financial performance through its website at www.ramacoresources.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ramaco Resources’ expectations or beliefs concerning future events, and it is possible that the results described in this Form 8-K will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ramaco Resources’ control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Ramaco Resources does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Ramaco Resources to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in Ramaco Resources’ filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K. The risk factors and other factors noted in Ramaco Resources’ SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

By:	/s/ Randall W. Atkins
Name:	Randall W. Atkins
Title:	Executive Chairman

Date: January 19, 2018